Exhibit (d)(2)

BROADSTONE REAL ESTATE ACCESS FUND

New Account Application
Class I

Please print clearly in CAPITAL LETTERS.

The minimum initial investment by a shareholder for Class I shares of Broadstone Real Estate Access Fund (the "Fund") is $1,000,000. Subsequent investments may be made with at least $100 under the Fund's automatic investment program. Subsequent investments not made pursuant to the automatic investment program may be made with at least $1,000.

If you have any questions or need any help filing out the application, please call (833) 276-2766. The Fund is distributed by ALPS Distributors, Inc. (www.BDREX.com)

1. INVESTMENT INFORMATION — The minimum initial investment by a shareholder for Class I shares is $1,000,000.

Broadstone Real Estate Access Fund $______________________ ❑ Class I (BDREX)

Investment Type: ❑ Initial Investment ❑ Additional Investment – provide existing BDREX Account Number: ____________________

Payment Type: ❑ Enclosed Check ❑ Funds Wired ❑ Funds to Follow

Make checks payable to Broadstone Real Estate Access Fund. Third party checks are not acceptable.

2. ACCOUNT INFORMATION

Please provide complete information for Section A below, and then complete Sections B, C, D and/or E as appropriate.

A ACCOUNT TYPE *(select only one):*

❑ Individual ❑ Joint Account – Tenants with Rights of Survivorship will be assumed, unless otherwise specified

Name	Joint Owner Name
Social Security Number	Joint Owner Social Security Number
Date of Birth (mm/dd/yy)	Joint Owner Date of Birth (mm/dd/yy)
Citizenship: ❑ U.S. or Resident Alien ❑ Non-Resident Alien	Citizenship: ❑ U.S. or Resident Alien ❑ Non-Resident Alien

(If non-resident alien, investor must submit Form W-8BEN to make an investment.)

B UNIFORM GIFTS TO MINORS ACCOUNT (UGMA) OR UNIFORM TRANSFERS TO MINORS ACCOUNT (UTMA)

Custodian's Name	Custodian's Social Security Number	Custodian's Date of Birth
Minor's Name	Minor's Social Security Number	Minor's Date of Birth
Minor's State of Residence		

C TRUST *(include a copy of the title page, authorized individual page and signature page of the Trust Agreement. Failure to provide this documentation may result in a delay in processing your application.)*

Trust or Plan Name	
Trust Date (mm/dd/yy)	Employer or Trust Taxpayer Identification Number
Trustee's (Authorized Signer's) Name (First, Middle Initial, Last)	
Trustee's Date of Birth (mm/dd/yy)	Trustee's Social Security Number
Co-Trustee's (Authorized Signer's) Name (First, Middle Initial, Last)	
Co-Trustee's Date of Birth (mm/dd/yy)	Co-Trustee's Social Security Number

D CORPORATIONS OR OTHER ENTITIES *(include a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application. If no classification is provided, per IRS regulations, your account will default to an S Corporation.)*

❑ C Corporation ❑ S Corporation ❑ Partnership ❑ Government Entity ❑ Other (please specify): ________________

Name of Corporation or Other Business Entity	Tax ID Number	
Authorized Individual	Social Security Number	Date of Birth (mm/dd/yy)
Co-Authorized Individual	Social Security Number	Date of Birth (mm/dd/yy)

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2. ACCOUNT INFORMATION (continued) E QUALIFIED ACCOUNTS (all Qualified Accounts will require a custodian. Please list the custodian’s information below. If you do not have a custodian, a default Fund custodian will be assigned. Please note custodians may require additional account opening documentation. Please contact the Fund with any questions.) Custodian Name Custodian Address Custodian Taxpayer Identification Number Custodian Account Number Please select the type of the Qualified Account you would like created: Traditional IRA Roth IRA SEP IRA Simple IRA Rollover IRA Other (please specify): 3. MAILING AND CONTACT INFORMATION LEGAL ADDRESS (must be a street address) Please provide your primary legal address. In addition, provide a mailing address if different from legal address. Street Address Daytime Telephone Number City, State, Zip Evening Telephone Number Please send mail to the address below. Mailing Address City, State, Zip 4. DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS All dividends and capital gains will be reinvested in shares of the Fund unless a box is checked: Please pay all dividends and capital gains in cash to the custodian account in which the shares are held Please send a check to address in Section 3 Please send dividends via ACH to the bank in Section 7 5. AUTOMATIC INVESTMENT PLAN (AIP) AIP allows you to add regularly to the Fund by authorizing us to deduct money directly from your checking account every month. Your bank must be a member of the Automated Clearing House (ACH). If you choose this option, please complete Section 7 and attach a voided check. Qualified accounts require custodian signoff. Please contact Broadstone Real Estate Access Fund at 1-833-276-2766 for more information. Please transfer: $ ($100 minimum) from my bank account listed in Section 7 Monthly Quarterly On the ________________________ of the month Beginning: _____ / _____ / _____ Important: If the AIP date falls on a holiday or weekend, the deduction from your checking or savings account will occur on the next business day. 6. COST BASIS METHOD Note: The default cost basis calculation method for your new account will be Average Cost. If you wish to elect a different cost basis method, please provide the Fund with a letter of instruction. 7. BANK INFORMATION I authorize the Fund to purchase shares through the Automatic Investment Plan by the Automated Clearing House of which my bank is a member. Type of Account: Checking Savings Name on Bank Account Bank Account Number Bank Name Bank Routing/ABA Number Bank Address Please attached a voided check from your account.

8. DEALER/REGISTERED INVESTMENT ADVISER INFORMATION If opening your account through a Broker/Dealer or Registered Investment Adviser (RIA), please have them complete this Section: Dealer/RIA Name Broker/Advisor Name (Last, First) Dealer/RIA Address Branch Address City, State, Zip City, State, Zip Dealer/RIA Telephone Number Rep. Telephone Number Rep. ID Number Dealer/RIA Email Address Rep. Email Address Branch ID Number Branch Telephone Number (if different than Rep. Telephone Number) 9. STATE ESCHEATMENT LAWS Escheatment laws adopted by various states require that personal property that is deemed to be abandoned or ownerless, including mutual fund shares and bank deposits, be transferred to the state. Under such laws, ownership of your Fund shares may be transferred to the appropriate state if no activity occurs in your account within the time period specified by applicable state law. The Fund retains a search service to track down missing shareholders and will escheat an account only after several attempts to locate the shareholder have failed. To avoid this from happening to your account, please keep track of your account and promptly inform the Fund of any change in your address. 10. REQUIRED: SIGNATURE(S) & CERTIFICATION We must have signatures to process your Application and to certify your Taxpayer Identification number. IRS regulations require your signature to avoid any backup withholding. W-9 Certification: Under penalty of perjury: (a) I certify that the number shown on this form is my/our current social security number(s) or taxpayer identification number(s). (b) I am not subject to backup withholding because; (1) I am exempt from backup withholding, or (2) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding. (c) I am a U.S. person (including a resident alien.) (d) I am exempt from FATCA reporting. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number/ Tax ID number and other information that will allow us to identify you. We may also ask to see other identifying documents. Until you provide the information or documents we need, we may not be able to open an account or effect any additional transactions for you. When opening an account for a foreign business, enterprise or a non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise. The undersigned represents and warrants that: I have full authority and am of legal age to purchase shares of the Fund; I have received and read a current prospectus for Broadstone Real Estate Access Fund and agree to be bound by the terms contained therein; and The information contained on this New Account Application is complete and accurate. If Fund shares are being purchased on behalf of an Investment Company (as that term is defined under the Investment Company Act of 1940), I hereby certify that said Investment Company will limit its ownership to 3% or less of the Fund’s outstanding shares. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding. Signature of Owner Date Signature of Joint Owner (or custodian, corporate officer, partner or other) Date Trustee (if applicable) Date After you have completed and signed this application, please mail to: In Writing: Broadstone Real Estate Access Fund C/O DST Systems, Inc. PO Box 219597 Kansas City, MO 64121-9597 Via Overnight Delivery: Broadstone Real Estate Access Fund C/O DST Systems, Inc. STE 219597 430 W 7th Street Kansas City, MO 64105-1407 Wire Instructions: UMB Bank, NA ABA #: 101000695 Account #: 9872292189 Account Name: DST as agent for Broadstone Real Estate Access Fund Contact Us by Telephone: Toll-free (833) 276-2766

BROADSTONE
REAL ESTATE ACCESS FUND

New Account Application
Class W

Please print clearly in CAPITAL LETTERS.

The minimum initial investment by a shareholder for Class W shares of Broadstone Real Estate Access Fund (the "Fund") is $2,500. Subsequent investments may be made with at least $100 under the Fund's automatic investment program. Subsequent investments not made pursuant to the automatic investment program may be made with at least $1,000.

If you have any questions or need any help filing out the application, please call (833) 276-2766. The Fund is distributed by ALPS Distributors, Inc. (www.BDREX.com)

1. INVESTMENT INFORMATION

The minimum initial investment by a shareholder for Class W shares is $2,500.

Broadstone Real Estate Access Fund $______________________ ❑ Class W (BDRWX)

Investment Type: ❑ Initial Investment ❑ Additional Investment – provide existing BDRWX Account Number: ______________

Payment Type: ❑ Enclosed Check ❑ Funds Wired ❑ Funds to Follow

Make checks payable to Broadstone Real Estate Access Fund. Third party checks are not acceptable.

2. ACCOUNT INFORMATION

Please provide complete information for Section A below, and then complete Sections B, C, D and/or E as appropriate.

A ACCOUNT TYPE *(select only one):*

❑ Individual ❑ Joint Account – Tenants with Rights of Survivorship will be assumed, unless otherwise specified

Name	Joint Owner Name
Social Security Number	Joint Owner Social Security Number
Date of Birth (mm/dd/yy)	Joint Owner Date of Birth (mm/dd/yy)
Citizenship: ❑ U.S. or Resident Alien ❑ Non-Resident Alien	Citizenship: ❑ U.S. or Resident Alien ❑ Non-Resident Alien

(If non-resident alien, investor must submit Form W-8BEN to make an investment.)

B UNIFORM GIFTS TO MINORS ACCOUNT (UGMA) OR UNIFORM TRANSFERS TO MINORS ACCOUNT (UTMA)

Custodian's Name	Custodian's Social Security Number	Custodian's Date of Birth
Minor's Name	Minor's Social Security Number	Minor's Date of Birth
Minor's State of Residence		

C TRUST *(include a copy of the title page, authorized individual page and signature page of the Trust Agreement. Failure to provide this documentation may result in a delay in processing your application.)*

Trust or Plan Name	
Trust Date (mm/dd/yy)	Employer or Trust Taxpayer Identification Number
Trustee's (Authorized Signer's) Name (First, Middle Initial, Last)	
Trustee's Date of Birth (mm/dd/yy)	Trustee's Social Security Number
Co-Trustee's (Authorized Signer's) Name (First, Middle Initial, Last)	
Co-Trustee's Date of Birth (mm/dd/yy)	Co-Trustee's Social Security Number

D CORPORATIONS OR OTHER ENTITIES *(include a copy of one of the following documents: registered articles of incorporation, government-issued business license, partnership papers, plan documents or other official documentation that verifies the entity and lists the authorized individuals. Failure to provide this documentation may result in a delay in processing your application. If no classification is provided, per IRS regulations, your account will default to an S Corporation.)*

❑ C Corporation ❑ S Corporation ❑ Partnership ❑ Government Entity ❑ Other (please specify): ______________

Name of Corporation or Other Business Entity	Tax ID Number	
Authorized Individual	Social Security Number	Date of Birth (mm/dd/yy)
Co-Authorized Individual	Social Security Number	Date of Birth (mm/dd/yy)

Page 1 of 3

2. ACCOUNT INFORMATION (continued) E QUALIFIED ACCOUNTS (all Qualified Accounts will require a custodian. Please list the custodian’s information below. If you do not have a custodian, a default Fund custodian will be assigned. Please note custodians may require additional account opening documentation. Please contact the Fund with any questions.) Custodian Name Custodian Address Custodian Taxpayer Identification Number Custodian Account Number Please select the type of the Qualified Account you would like created: Traditional IRA Roth IRA SEP IRA Simple IRA Rollover IRA Other (please specify): 3. MAILING AND CONTACT INFORMATION LEGAL ADDRESS (must be a street address) Please provide your primary legal address. In addition, provide a mailing address if different from legal address. Street Address Daytime Telephone Number City, State, Zip Evening Telephone Number Please send mail to the address below. Mailing Address City, State, Zip 4. DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS All dividends and capital gains will be reinvested in shares of the Fund unless a box is checked: Please pay all dividends and capital gains in cash to the custodian account in which the shares are held Please send a check to address in Section 3 Please send dividends via ACH to the bank in Section 7 5. AUTOMATIC INVESTMENT PLAN (AIP) AIP allows you to add regularly to the Fund by authorizing us to deduct money directly from your checking account every month. Your bank must be a member of the Automated Clearing House (ACH). If you choose this option, please complete Section 7 and attach a voided check. Qualified accounts require custodian signoff. Please contact Broadstone Real Estate Access Fund at 1-833-276-2766 for more information. Please transfer: $ ($100 minimum) from my bank account listed in Section 7 Monthly Quarterly On the ________________________ of the month Beginning: _____ / _____ / _____ Important: If the AIP date falls on a holiday or weekend, the deduction from your checking or savings account will occur on the next business day. 6. COST BASIS METHOD Note: The default cost basis calculation method for your new account will be Average Cost. If you wish to elect a different cost basis method, please provide the Fund with a letter of instruction. 7. BANK INFORMATION authorize the Fund to purchase shares through the Automatic Investment Plan by the Automated Clearing House of which my bank is a member. Type of Account: Checking Savings Name on Bank Account Bank Account Number Bank Name Bank Routing/ABA Number Bank Address Please attached a voided check from your account.

8. DEALER/REGISTERED INVESTMENT ADVISER INFORMATION If opening your account through a Broker/Dealer or Registered Investment Adviser (RIA), please have them complete this Section: Dealer/RIA Name Broker/Advisor Name (Last, First) Dealer/RIA Address Branch Address City, State, Zip City, State, Zip Dealer/RIA Telephone Number Rep. Telephone Number Rep. ID Number Dealer/RIA Email Address Rep. Email Address Branch ID Number Branch Telephone Number (if different than Rep. Telephone Number) 9. STATE ESCHEATMENT LAWS Escheatment laws adopted by various states require that personal property that is deemed to be abandoned or ownerless, including mutual fund shares and bank deposits, be transferred to the state. Under such laws, ownership of your Fund shares may be transferred to the appropriate state if no activity occurs in your account within the time period specified by applicable state law. The Fund retains a search service to track down missing shareholders and will escheat an account only after several attempts to locate the shareholder have failed. To avoid this from happening to your account, please keep track of your account and promptly inform the Fund of any change in your address. 10. REQUIRED: SIGNATURE(S) & CERTIFICATION We must have signatures to process your Application and to certify your Taxpayer Identification number. IRS regulations require your signature to avoid any backup withholding. W-9 Certification: Under penalty of perjury: (a) I certify that the number shown on this form is my/our current social security number(s) or taxpayer identification number(s). (b) I am not subject to backup withholding because; (1) I am exempt from backup withholding, or (2) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (3) the IRS has notified me that I am no longer subject to backup withholding. (c) I am a U.S. person (including a resident alien.) (d) I am exempt from FATCA reporting. To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. What this means for you: When you open an account, we will ask for your name, address, date of birth, social security number/ Tax ID number and other information that will allow us to identify you. We may also ask to see other identifying documents. Until you provide the information or documents we need, we may not be able to open an account or effect any additional transactions for you. When opening an account for a foreign business, enterprise or a non-U.S. person that does not have an identification number, we require alternative government-issued documentation certifying the existence of the person, business or enterprise. The undersigned represents and warrants that: I have full authority and am of legal age to purchase shares of the Fund; I have received and read a current prospectus for Broadstone Real Estate Access Fund and agree to be bound by the terms contained therein; and The information contained on this New Account Application is complete and accurate. If Fund shares are being purchased on behalf of an Investment Company (as that term is defined under the Investment Company Act of 1940), I hereby certify that said Investment Company will limit its ownership to 3% or less of the Fund’s outstanding shares. The Internal Revenue Service does not require your consent to any provision of this document other than the certification required to avoid backup withholding. Signature of Owner Date Signature of Joint Owner (or custodian, corporate officer, partner or other) Date Trustee (if applicable) Date After you have completed and signed this application, please mail to: In Writing: Broadstone Real Estate Access Fund C/O DST Systems, Inc. PO Box 219597 Kansas City, MO 64121-9597 Via Overnight Delivery: Broadstone Real Estate Access Fund C/O DST Systems, Inc. STE 219597 430 W 7th Street Kansas City, MO 64105-1407 Wire Instructions: UMB Bank, NA ABA #: 101000695 Account #: 9872292189 Account Name: DST as agent for Broadstone Real Estate Access Fund Contact Us by Telephone: Toll-free (833) 276-2766